UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2010
ATS Medical, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-18602

Minnesota (State or other jurisdiction of incorporation)	41-1595629 (IRS Employer Identification No.)
3905 Annapolis Lane North, Minneapolis, Minnesota 55447
(Address of principal executive offices, including zip code)
(763) 552-7736
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 29, 2010, ATS Medical, Inc. (the “Company”) announced that it had entered into an Agreement and Plan of Merger, dated as of April 28, 2010, with Medtronic, Inc., a Minnesota corporation (“Medtronic”), and Pilgrim Merger Corporation, a Minnesota corporation and wholly owned subsidiary of Medtronic, pursuant to which Medtronic will acquire all of the outstanding shares of the Company for the consideration specified therein.
The applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 for Medtronic’s proposed acquisition of the Company expired at 11:59 P.M. on June 21, 2010.
Additional Information about the Proposed Transaction and Where You Can Find It
The Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and other relevant materials in connection with the proposed acquisition of the Company by Medtronic, and intends to file a definitive proxy statement and other relevant materials in connection with the proposed acquisition. The definitive proxy statement will be mailed to Company shareholders. Before making any voting or investment decisions with respect to the transaction, investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the transaction, the Company and Medtronic. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by accessing the Company’s website at www.atsmedical.com by clicking on the “Investors” link and then clicking on the “SEC Filings” or by writing to the Company at 3905 Annapolis Lane North, Minneapolis, Minnesota, 55447.
Information Regarding Participants
The Company, Medtronic and their respective directors, executive officers and certain other members of management and employees may solicit proxies from Company shareholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Company shareholders in connection with the proposed Merger is set forth in the preliminary proxy filed with the SEC and will be set forth in the definitive proxy statement when it is filed with the SEC. You can find information about Medtronic’s executive officers and directors in its definitive proxy statement filed with the SEC on July 17, 2009. You can obtain a free copy of this document at the SEC’s web site at www.sec.gov, or by accessing Medtronic’s website at www.medtronic.com and clicking on the “Investors” link. You can find information about the Company’s executive officers and directors in its definitive proxy statement filed with the SEC on April 9, 2010. You can obtain a free copy of this document at the SEC’s web site at www.sec.gov, or by accessing the Company’s website and clicking on the “Investors” link and then clicking on the “SEC Filings” link.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATS MEDICAL, INC.
By:	/s/ Michael R. Kramer
Michael R. Kramer
Chief Financial Officer

Date: June 22, 2010